West Pharmaceutical Services, Inc. June 2016

Cautionary Statement Under the Private Securities Litigation Reform Act of 1995 This slide presentation and any accompanying management commentary contain “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about product development and operational performance. Each of these statements is based on preliminary information, and actual results could differ from any preliminary estimates. We caution investors that the risk factors listed under “Cautionary Statement” in our press releases, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. Non-U.S. GAAP Financial Measures Certain financial measures included in these presentation materials, or which may be referred to in management’s discussion of the Company’s results and outlook, have not been calculated in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), and therefore are referred to as non- GAAP financial measures. Non-GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with GAAP. Please refer to “Reconciliation of Non-GAAP Measures” at the end of these materials for more information. Trademarks Registered trademarks used in this report are the property of West Pharmaceutical Services, Inc. or its subsidiaries, in the United States and other jurisdictions, unless noted otherwise. Daikyo Crystal Zenith® is a registered trademark of Daikyo Seiko, Ltd. Verux Brand and the logo are trademarks of West Pharmaceutical Services Singapore Pte. Ltd. in Singapore and other jurisdictions. Safe harbor statement 2

By your side… Pharmaceutical, biotechnology, generic and medical device companies trust West and our ability to deliver consistent high quality and technologically advanced containment and delivery solutions. We share their commitment to improving health for patients worldwide. Our mission 3 Become the world leader in integrated containment and delivery of injectable medicines

4 Injectable market 30 Billion Units $284 Billion of Annual Drug Sales $7- 8 Billion Containment & Delivery Product Sales Source: IMS and Company estimates

An integral part of the healthcare industry Top 35 Injectable biologics rely on West and Daikyo components ~ 40 Billion Components manufactured annually Top 75 Supplier to the top 75 pharmaceutical & biotech injectable companies 5

Components manufactured 6 Every Dose | Every Time | 100% Commitment 40 Billion ANNUALLY 110 Million PER DAY 5 Million PER HOUR 76,000 PER MINUTE

2015 Sales $1.4 billion 2015 Sales $1.4 billion 2015 Net Sales by Geography West business – at a glance 7% 39% 33% 21% Americas Europe, Middle East, Africa Asia Pacific 2015 Net Sales by Category 2016E Sales(*) by Market Group 53% 40% 7% High-Value Components Standard Packaging Delivery Devices Contract Manufacturing P R OPRI E T A R Y P R O D U C T S Pharma Generics Biologics Contract Manufacturing 20% 20% 30% 30% (*) Company expectations and approximate percentages 7 P R OPRI E T A R Y P R O D U C T S 2016E Sales $1.49-$1.51 billion

The customers we serve 8 2016 Expected Organic Sales Growth 6-8% 20% 20% 30% 30% Biologics Contract Manufacturing Pharma Generics Source: Company expectations and approximate percentages More than 2,000 customers Global customer base About 2,400 injectable products are in the development pipeline Top 125 customers make up 95% of sales

Proprietary Products Stoppers Seals Caps Syringe Components Daikyo CZ Vials & Syringes Reconstitution Systems Self-Injection Devices West’s role in delivering medicines to patients Contract Manufacturing Engineering Injection Molding Project Management Tooling $0.3B $1.1B ~8,000 product SKU’s 9

Long-term strategy 10 Market Led and Customer Experience Operational Excellence Product and Service Differentiation Drive Shareholder Value Become the world leader in integrated containment and delivery of injectable medicines

Addressing unique needs 11 Quality – A High Bar Set By Our Customers GENERICS Speed to market Efficient manufacturing BIOLOGICS Packaging solutions for sensitive molecules Self-injection technologies PHARMA Total cost of ownership Life cycle management Quality manufacturing Design for manufacturing CONTRACT- MANUFACTURED PRODUCTS Patient Focus

West solutions: Integrated containment & delivery 12 Increasing levels of customer intimacy Increasing value to West STERILIZED WASHED COATED ADMINISTERED CAMERA INSPECTED QUALITY BY DESIGN CONTAINMENT SELF INJECTION CONTRACT MANUFACTURING INJECTION MOLDING CONTRACT MANUFACTURING MULTI-COMPONENT ASSEMBLY

Circles reflect relative size of 2015 net sales Standard Packaging High-Value Components 0% 5% 10% 15% 20% 0% 30% 60% 2015 Category Gross Margin % Proprietary Devices Contract Manufacturing 2015 GM 32.6% 5-Yr Sales CAGR 6.7% Product net sales & margin growth 2011-2015 compound annual net sales growth rates (excludes currency) > High-Value components have driven growth > Proprietary devices present significant growth opportunity > Steady Contract Manufacturing and standard packaging businesses 5 -Y ear C AG R 13 0%

Deep technical expertise 14 ~2,500 Employees have worked 10+ years >65 Projects in development >850 Issued patents and pending patent applications 12 Number of R&D Innovation Sites

Innovation & Technology Current Developments 15 Container Systems  NovaPure 1-3 mL  Verux launch  Flip-Off Seal RS/RU  Crystal Zenith platform launches Delivery Systems  SmartDose development  Innovation Center in Israel  Patient-centric approach

West solutions: Next generation delivery 16 Customization Dosages ranging from 1 mL – 10 mL Preloaded & pre-sterilized Patient-centric approach Customer process simplification

First quarter 2016 summary results ($ millions, except earnings per-share (EPS) data) 17 (1) “Please refer to “Reconciliation of Non-GAAP Measures” at the end of these materials for more information. Three Months Ended March 31, 2016 2015 Reported Net Sales $362.1 $335.9 Net Sales at Constant Currency(1) $371.2 $335.9 Gross Profit Margin 34.0% 32.7% Reported Operating Profit $30.0 $47.8 Adjusted Operating Profit(1) $55.6 $47.8 Diluted EPS $0.30 $0.45 Adjusted Diluted EPS(1) $0.53 $0.45 10.5% constant-currency sales growth Excluding adverse currency impact of approximately $0.02, Adjusted Diluted EPS grew 24%

18 Proprietary Products, 80% of total sales BIOLOGICS Double-digit organic sales growth GENERICS Double-digit organic sales growth PHARMA Mid-single digit organic sales growth Low-single digit organic sales growth CONTRACT- MANUFACTURED PRODUCTS Q1 2016 Highlights 20% of total High-Value Product Offerings +22% organic sales growth

2016 Full-year guidance ($ millions, except EPS - Non-GAAP) (1) (2) 19 Estimated 2016 Revenue Estimated Gross Profit % Proprietary Products $1,180 - $1,190 37.7% to 38.2% Contract-Manufactured Products $310 - $320 17.4% to 18.4% Consolidated $1,490 - $1,510 33.5% to 34.0 % Est. Capital Spending $150 - $175 Est. Adjusted Diluted EPS (1) $2.12 to $2.25 per share Est. Reported Diluted EPS (1) (2) $1.76 to $1.99 per share (1) Guidance includes various currency exchange rate assumptions, most significantly the Euro at $1.12 for the remainder of 2016. Actual results will vary as a result of variability of exchange rates, among other items. (2) Estimated reported diluted EPS includes estimated restructuring charges of $0.23 to $0.28 per share and estimated Venezuela currency devaluation charge of $0.03 to $0.08 per share.

20 Strong Operating Cash Flow Capital Allocation Priorities:  Investing in our business  Dividends  Inorganic growth  Debt repayment  Stock repurchase Cash-flow and allocation Artist rendering: new plant in Waterford, Ireland

Building for the Future Market-led strategy addressing the specific needs of pharmaceutical, biotechnology, generic and medical device customers Strong competitive position with high barriers to entry  Quality culture  Designed into regulated products  Scientific and technical expertise Global Operations expanding capacity to meet growing customer demand Proprietary products and contract manufacturing expected to drive net sales growth and margin expansion Financial strength to invest Strong balance sheet and increasing operating cash flow 21 Innovations in integrated containment and delivery driving new products and services for long-term growth Create Value for Customers, Patients, Employees and Shareholders Create Value for Customers, Patients, Employees and Shareholders

Appendix: Reconciliation of non-GAAP measures 22 2015 2014 2013 2012 2011 Diluted EPS Reported (GAAP) $1.30 $1.75 $1.57 $1.15 $1.08 Pension settlement charge 0.43 - - - - Executive retirement and related costs 0.09 - - - - License costs - 0.01 - - - Discrete tax items 0.01 0.02 0.06 0.03 0.02 Restructuring, impairment and related charges - - - 0.05 0.05 Acquisition-related contingencies - - - 0.01 (0.01) Extinguishment of debt - - - 0.14 - Special separation benefits - - - - 0.03 Diluted EPS Adjusted (Non-GAAP) $1.83 $1.78 $1.63 $1.38 $1.17

Reconciliation of Net Sales to Net Sales at Constant Currency(1) (1) Net sales at constant currency translates the current-period reported sales of subsidiaries whose functional currency is other than the U.S. dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. ($ million, except EPS data) Reconciliation of Reported and Adjusted Operating profit, Net Income and Diluted EPS 23 Three months ended March 31, 2016 Operating profit Income tax expense Net income Diluted EPS Reported (GAAP) $30.0 $6.9 $22.1 $0.30 Restructuring and related charges 22.9 7.9 15.0 0.20 Venezuela currency devaluation 2.7 0.2 2.5 0.03 Adjusted (Non-GAAP) $55.6 $15.0 $39.6 $0.53 Three months ended March 31, 2016 Proprietary CM Eliminations Total Reported net sales (GAAP) $290.8 $71.6 $(0.3) $362.1 Effect of changes in currency translation rates 8.9 0.2 - 9.1 Net sales at constant currency (Non-GAAP)(1) $299.7 $71.8 $(0.3) $371.2 Appendix: Reconciliation of non-GAAP measures

(1) Please refer to “Notes to Non-GAAP Financial Measures” in West’s April 28, 2016 press release. (2) Guidance includes various currency exchange rate assumptions, most significantly the Euro at $1.12 for the remainder of 2016. Actual results will vary as a result of exchange rate variability. Reconciliation of adjusted diluted EPS guidance to reported diluted EPS guidance 24 Full Year 2016 Guidance(1) (2) Adjusted diluted EPS guidance $2.12 to $2.25 Estimated restructuring charges Estimated currency devaluation (Venezuela) (0.23 to 0.28) (0.03 to 0.08) Reported diluted EPS guidance $1.76 to $1.99 Appendix: Reconciliation of non-GAAP measures